UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2025

Commission File Number:  000-52047

Authentic Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	11-3746201
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

50 Division Street

Somerset NJ 08873

 (Address of principal executive offices)

(732) 695-4389

(Registrant's Telephone number)

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements provide the Company’s current expectations and forecasts about future events. Forward-looking statements may be identified by the use of words such as “expect,” “believe,” “will,” “would,” “should” or comparable terminology or the negative of these words, or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause actual results to differ include, without limitation, failure to consummate or delays in consummating the transactions described herein, transaction costs associated with the transactions described herein, unexpected losses of economies of scope or scale as a result of the transactions described herein, a decrease or adjustment in the purchase price or other amendment to the definitive agreements for the transactions described herein, failure to obtain necessary governmental approvals for the transactions described herein, and other risks and uncertainties included in reports the Company files with or furnishes to the Securities and Exchange Commission. The Company cautions you that no forward-looking statement is a guarantee of future performance, and you should not place undue reliance on these forward-looking statements which reflect the Company’s view only as of the date of this report. The Company undertakes no obligation to update any forward-looking information.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, on June 20, 2023, Authentic Holdings, Inc. (the “Company”), signed an Asset Purchase Agreement with Goliath Motion Picture Promotions owned by Priscella Cooper (the “Seller”). Since execution, however, the fulfillment of the Asset Agreement has not been possible because the Assets could not be entirely conveyed to Buyer as intended by the parties.  Therefore, on May 10, 2024, the parties entered into an Amended Asset Purchase Agreement, to be effective as of December 31, 2023, to convert the purchase of Assets to a license to use those Assets for a period of 10 years in consideration for 100,000 shares of Series D Preferred Stock of the Company.

On April 29, 2025, the Company signed and closed a new Asset Purchase Agreement (the “Purchase Agreement”) with Goliath Motion Picture Promotions owned by Seller to formally acquire the assets previously licensed. In consideration therefore, the Purchase Agreement provides that the Seller shall exchange the 100,000 shares of Series D Preferred Stock for 100,000 shares of the Buyer’s newly established Series F Preferred Stock.

On the Closing Date, pursuant to the Purchase Agreement, the Company acquired various full-length motion pictures and serial television shows (the “Assets”). As a result of the Purchase Agreement and the acquisition of the Assets, the Company plans to market its television shows and movie library on both Over the Air and Streaming Platforms in conjunction with a comprehensive marketing effort to create both content and distribution partnerships.

Maybacks Global Entertainment, a subsidiary of the Company, has already been utilizing the Assets under the previous license and will continue to utilize the Assets, now acquired, to further its business plan. Maybacks has Vast Tag ad driven “Rev-Share” partnerships with very large groups such as “Whale TV,” which controls through its Operating System over 41 million homes spread across 400 plus Smart TV manufacturers. In addition, Maybacks also has a rev share agreement with LIME X, another content global distribution platform, which has had over 100 million downloads of its streaming app. Maybacks expect to launch its Vast Tag ad programs with both entities in early May 2025.

As a result of now owning the Assets, Maybacks is now in the final stages of negotiations with HISENSE GROUP Ltd. for a Vast Tag ad partnership with their organization.

In addition, Maybacks is in the procedures and testing phase with another streaming industry player to distribute  content in conjunction with another Vast Tag ad partnership, which is expected to be driven by an additional multimillion-person subscriber audience.

2

The Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, capitalization, corporate authority, financial statements and compliance with applicable laws. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and investors are not third-party beneficiaries of the Purchase Agreement. In addition, such representations and warranties (a) are subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (c) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS

On April 29, 2025, the Board of Directors created, out of the available shares of preferred stock, par value $0.001 per share, a series of preferred stock known as “Series F Preferred Stock” consisting of 100,000 shares.

Under the terms of the Certificate of Designation for the Series F Preferred Stock, the shares shall not accrue nor pay dividends except as declared by the board of directors in its sole discretion. The Series F Preferred Stock shall not have voting rights except as it pertains  to altering the rights associated with the Series F Preferred Stock. The Series F Preferred Stock shall have a stated value of $110 per share (the “Stated Value”) and each share shall be entitled to a preference over the common stock, the Series B Preferred Stock, and the Series C Preferred Stock of the Stated Value upon the liquidation, dissolution and winding up of the Company, but not the Series E Preferred Stock. Each share of Series F Preferred Stock shall be convertible, at any time after three years of issuance or immediately in the event of a change in control at the option of the Holder thereof, into that number of shares of common stock (subject to a beneficial ownership limitation of up to 9.99%) determined by dividing the Stated Value by the Conversion Price, which is closing price of the common stock of the Company on the OTC, on the day immediately prior to the conversion.

The rights of the holders of Series F Preferred Stock are defined in the relevant Certificate of Designation for the Series F Preferred Stock filed with the Nevada Secretary of State on May 1, 2025, attached hereto as Exhibit 3.1 and is incorporated by reference herein.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

3

Upon the filing of the Certificate of Designation for the Series F Preferred Stock, the Company will issued a total of 100,000 shares of Series F Preferred Stock in connection with the Purchase Agreement, in exchange for the investor’s 100,000 shares of Series D Preferred Stock.

The issuance of the shares is exempt from registration in reliance upon Sections 3(a)(9), 4(a)(2) and/or Regulation D of the Securities Act of 1933, as amended.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

The information set forth in Items 1.01 and 3.01 of this Current Report on Form 8-K that relates to the Certificate of Designation for the Series F Preferred Stock is incorporated by reference into this Item 5.03.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1	Asset Purchase Agreement
3.1	Certificate of Designation for the Series F Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Authentic Holdings, Inc.

Date: May 1, 2025	By:	/s/ Paul Serbiak
	Name:	Paul Serbiak
	Title:	Chief Executive Officer

5